EXHIBIT 99.2

SPECTRUM SEMICONDUCTOR MATERIALS, INC.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

AND

FINANCIAL STATEMENTS

For the Years Ended

December 31, 2020 and 2019

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Spectrum Semiconductor Materials Inc.:

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Spectrum Semiconductor Materials Inc. (“the Company”) as of December 31, 2020, and 2019, the related statements of income, stockholders’ equity, and cash flows for the years ended December 31, 2020 and 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and 2019, and the results of its operations and its cash flows for the years ended December 31, 2020 and 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

/s/ Sadler, Gibb & Associates, LLC

We have served as the Company’s auditor since 2021.

Draper, UT

February 25, 2022

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.
BALANCE SHEETS

	December 31,	December 31,
	2020	2019

ASSETS

Current Assets
Cash and cash equivalents	$286,376	$260,612
Accounts receivable	855,286	668,638
Inventory, net	3,035,080	2,937,635
Prepaid expenses and other current assets	31,713	20,914

Total Current Assets	4,208,455	3,887,799

Property and equipment, net	135,116	146,886
Operating lease right-of-use asset	1,115,459	1,363,256
Other assets	29,958	6,462

TOTAL ASSETS	$5,488,988	$5,404,403

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued expenses	$587,122	$410,020
Customer deposits	134,912	68,626
Line of credit	359,500	496,500
Current portion of notes payable	15,474	19,744
Current portion of operating lease liability	280,682	227,562

Total Current Liabilities	1,377,690	1,222,452

Notes payable, net of current portion	218,600	15,474
Operating lease liability, net of current portion	897,787	1,157,917

TOTAL LIABILITIES	2,494,077	2,395,843

Stockholders' Equity
Common stock, 500,000 no par value shares authorized, 80,250 shares issued and 77,000 shares outstanding as of December 31, 2020 and 2019	872,336	872,336
Treasury stock, at cost	(136,368)	(136,368)
Retained earnings	2,258,943	2,272,592

TOTAL STOCKHOLDERS' EQUITY	2,994,911	3,008,560

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,488,988	$5,404,403

The accompanying notes are an integral part of these financial statements.

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.
STATEMENTS OF INCOME

	For the Years Ended
	December 31,
	2020	2019

Net sales	$7,662,572	$7,249,441
Cost of sales	4,145,569	3,634,549
Gross profit	3,517,003	3,614,892

Operating Expenses
General and administrative	594,505	534,492
Personnel	1,870,588	1,855,716
Depreciation	40,743	34,049

Total Operating Expenses	2,505,836	2,424,257

INCOME FROM OPERATIONS	1,011,167	1,190,635

Other Expenses
Interest expense	(23,816)	(20,386)

Total Other Expenses	(23,816)	(20,386)

NET INCOME	$987,351	$1,170,249

The accompanying notes are an integral part of these financial statements.

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY

	Common Stock		At Cost		Total
	Number of	No Par Value	Treasury	Retained	Stockholders'
	Shares	Amount	Stock	Earnings	Equity

Balance at December 31, 2018	78,250	$872,336	$(80,580)	$1,958,093	$2,749,849

Treasury stock repurchased, at cost	(1,250)		(55,788)		(55,788)
Distributions paid				(855,750)	(855,750)
Net income for the year ended December 31, 2019				1,170,249	1,170,249

Balance at December 31, 2019	77,000	$872,336	$(136,368)	$2,272,592	$3,008,560

Distributions paid				(1,001,000)	(1,001,000)
Net income for the year ended December 31, 2020				987,351	987,351

Balance at December 31, 2020	77,000	$872,336	$(136,368)	$2,258,943	$2,994,911

The accompanying notes are an integral part of these financial statements.

6

SPECTRUM SEMICONDUCTOR MATERIALS, INC.
STATEMENTS OF CASH FLOWS

	For the Years Ended
	December 31,
	2020	2019

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$987,351	$1,170,249
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	40,743	34,049
Inventory reserve	151,100	112,563
Amortization of operating lease right-of-use asset	247,797	186,522
Changes in operating assets and liabilities:
Accounts receivable	(186,648)	(49,236)
Inventory	(248,545)	(515,528)
Prepaid expenses and other assets	(34,295)	(1,087)
Accounts payable and accrued expenses	177,102	7,177
Customer deposits	66,286	35,552
Operating lease liability	(207,010)	(164,299)
Net cash provided by operating activities	993,881	815,962

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(28,973)	(27,087)
Net cash used in investing activities	(28,973)	(27,087)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from loans payable	218,600	39,750
Proceeds from line of credit	100,000	395,000
Repayments of loans payable	(19,744)	(4,782)
Repayments of line of credit	(237,000)	(135,000)
Distributions paid	(1,001,000)	(855,750)
Repurchase of common stock	-	(55,788)
Net cash used in financing activities	(939,144)	(616,570)

NET CHANGE IN CASH	25,764	172,305
CASH, BEGINNING OF YEAR	260,612	88,307

CASH, END OF YEAR	$286,376	$260,612

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid for interest	$21,471	$19,857
Cash paid for income taxes	$-	$-

Non-cash investing and financing activities:
Operating lease right-of-use asset and liability	$-	$172,864
Operating lease right-of-use asset and liability remeasurement	$-	$1,376,914

The accompanying notes are an integral part of these financial statements.

7

SPECTRUM SEMICONDUCTOR MATERIALS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 and 2019

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Spectrum Semiconductor Materials, Inc. ("the Company") was formed under the laws of the State of California on January 3, 1990. The Company is located in the Silicon Valley (San Jose, CA) and is a global authorized distributor of integrated circuit ("IC") packaging and lids for semiconductor device assembly, prototyping, testing, and production requirements.

IC packaging is the case or enclosure that contains the semiconductor device to protect it from contamination or physical damage; the IC packaging also supports the electrical contacts, which connect the semiconductor device to a circuit board. IC packaging often gets sealed with lids, which creates an airtight seal to prevent contaminants, particles, liquids, or gases from entering the packaging to ensure the optimum device performance. The Company offers multiple IC packaging solutions and lids product lines according to desired product specifications, device performance, dimensions, resistances, and tolerances.

Our IC packaging and lids products serve a global customer base in a wide range of end-market applications, including aerospace, defense, industrial, medical, wireless, communications, automotive, and other growing markets. The Company is ISO 9001:2015 and AS9120B certified for the Distribution of Semiconductor Materials for the Assembly Phase of Integrated Circuit Manufacturing, as well as in compliance with the Conflict Minerals Reporting Template ("CMRT"), the European Union's Restriction of Hazardous Substances ("RoHS") and Registration, Evaluation, Authorization, and Restriction of Chemicals ("REACH") directives, as well as registered with the U.S. Government's System for Award Management ("SAM").

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP") and are presented in US dollars. In the opinion of management, all adjustments considered necessary for a fair presentation have been included.

Cash and Cash Equivalents

The Company considers all highly liquid investments with the original maturities of three months or less to be cash equivalents. At December 31, 2020 and 2019, the Company had $36,376 and $10,612, respectively, in its domestic accounts in excess of Federal Deposit Insurance Corporation ("FDIC") insured limits. No losses have been incurred by the Company as a result of such excesses of FDIC limits.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition and Cost of Revenue

The Company records revenue in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 606. This Accounting Standards Update ("ASU") is based on the principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This ASU also requires additional disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer purchase orders, including significant judgments.

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 and 2019

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue and Cost Recognition (Continued)

The Company generates revenue from the sale of IC packaging and lid product lines for semiconductor devices and components to customers, which primarily consist of device manufacturers and third-party purchasing companies. The Company applies a five-step approach in determining the amount and timing of revenue to be recognized: (1) identifying the contract with a customer; (2) identifying the performance obligations in the contract; (3) determining the transaction price; (4) allocating the transaction price to the performance obligations in the contract; and (5) recognizing revenue when the performance obligation is satisfied.

We recognize revenue when control of the promised goods is transferred to our customers, in an amount that reflects the consideration we expect to be entitled to in exchange for those goods.  We account for a contract when it has approval and commitment from both parties, the rights of the parties are identified, payment terms are identified, the contract has commercial substance, and collectability of consideration is probable.

The Company recognizes revenue after the transaction price has been allocated and when it satisfies the performance obligation. Usually, there is only a single performance obligation in the contract, and therefore the entire transaction price is allocated to the single performance obligation. This typically occurs at a point in time when products are shipped. If the Company receives orders with multiple delivery dates that may extend across reporting periods. Each delivery constitutes an individual performance obligation, which consists of transferring control of the products to the customers based on their stand-alone selling price. The Company invoices the customer for each delivery upon shipment and recognizes revenue in accordance with delivery terms. Our standard payment terms primarily range from 30 to 90 days. If any payments are received prior to shipment, the Company includes these amounts in customer deposits.

The Company recognizes the incremental direct costs of obtaining a contract, which consists of sales commissions when control over the products they relate to transfers to the customer. Applying the practical expedient, the Company recognizes commissions as an expense when incurred, as the amortization period of the commission asset the Company would have otherwise recognized is less than one year.

Cost of revenue includes the cost of products sold, cost associated with packaging and assembly services, testing and shipping, cost of personnel, quality assurance, and write-downs of inventories.

Accounts Receivable

Accounts receivable consist of trade receivables arising in the normal course of business.

The Company historically collects substantially all its trade receivables from customers and bad debt expense has been historically immaterial to the financial statements. Uncollectible balances are expensed in the period it is determined to be uncollectible.

Inventory

Inventory is stated at the lower of cost or net realizable value. The cost of inventory is determined using the first-in, first-out ("FIFO") method. An allowance is made for the estimated losses due to obsolescence. In determining excess or obsolescence reserves for its products, the Company considers assumptions such as changes in business and economic conditions, other-than-temporary decreases in demand for its products, and changes in technology or customer requirements. In determining the lower of cost or net realizable value reserves, the Company considers assumptions such as recent historical sales activity and selling prices, as well as estimates of future selling prices. The Company fully reserves for inventories deemed obsolete.

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 and 2019

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

Property and equipment is stated at the historical cost and depreciated on a straight-line method over the estimated useful life of the asset.  Leasehold improvements are amortized over the lesser of the base term of the lease or estimated life of the leasehold improvements. Expected useful lives of property and equipment vary but generally are 1-5 years for computer hardware and software, and 5 years for shop equipment.

Long-lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When projections indicate that the carrying value of the long-lived asset is not recoverable, the carrying value is reduced by the estimated excess of the carrying value over the fair value. An impairment charge is recognized if the carrying amount is not recoverable and the carrying amount exceeds the fair value of the long-lived assets as determined by projected discounted net future cashflows.

Leases

The Company accounts for leases in accordance with ASC 842.  The Company determines whether a contract is a lease at contract inception or for a modified contract at the modification date. At inception or modification, the Company recognizes right-of-use ("ROU") assets and related lease liabilities on the balance sheet for all leases greater than one year in duration. Lease liabilities and their corresponding ROU assets are initially measured at the present value of the unpaid lease payments as of the lease commencement date. If the lease contains a renewal and/or termination option, the exercise of the option is included in the term of the lease if the Company is reasonably certain that a renewal or termination option will be exercised.  As the Company's leases do not provide an implicit rate, the Company uses an estimated incremental borrowing rate ("IBR") based on the information available at the commencement date of the respective lease to determine the present value of future payments. The IBR is determined by estimating what it would cost the Company to borrow a collateralized amount equal to the total lease payments over the lease term based on the contractual terms of the lease and the location of the leased asset.

Operating lease payments are recognized as an expense on a straight-line basis over the lease term in equal amounts of rent expense attributed to each period during the term of the lease, regardless of when actual payments are made.  This generally results in rent expense in excess of cash payments during the early years of a lease and rent expense less than cash payments in later years.  The difference between rent expense recognized and actual rental payments is typically represented as the spread between the ROU asset and lease liability.

When calculating the present value of minimum lease payments, we account for leases as one single lease component if a lease has both lease and non-lease fixed cost components. Variable lease and non-lease cost components are expensed as incurred.

We do not recognize ROU assets and lease liabilities for short-term leases that have an initial lease term of 12 months or less.  We recognize the lease payments associated with short-term leases as an expense on a straight-line basis over the lease term.

Income Taxes

The Company elected to be taxed as an "S Corporation" under the provisions of the Internal Revenue Code and comparable state income tax law. As an S Corporation, the Company is generally not subject to corporate income taxes and the Company's net income, or loss is reported on the individual tax return of the stockholders of the Company. Therefore, no provision or liability for income taxes is reflected in the financial statements.

Management has evaluated its tax positions and has concluded that the Company had taken no uncertain tax positions that could require adjustment or disclosure in the financial statements to comply with provisions set forth in ASC 740, Income Taxes.

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 and 2019

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments

The fair value of a financial instrument is the amount that could be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Financial assets are marked to bid prices and financial liabilities are marked to offer prices. Fair value measurements do not include transaction costs. A fair value hierarchy is used to prioritize the quality and reliability of the information used to determine fair values. Categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Cash, accounts receivable, inventory, prepaid expenses, accounts payable, and accrued expenses approximate fair value due to the short-term nature. The fair value hierarchy is defined in the following three categories:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2: Observable market-based inputs or inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

Completed Acquisition

On November 19, 2021, AmpliTech Group, Inc. ("AmpliTech" or "Buyer") entered into an Asset Purchase Agreement (the "Purchase Agreement") with the Company (the "Seller"), pursuant to which AmpliTech will acquire substantially all of the assets of the Company (the "Acquisition"). The Acquisition was completed on December 15, 2021.

The aggregate purchase price for the Company's assets is $10,250,000, subject to certain working capital and other adjustments (the "Aggregate Consideration"), of which $750,000 shall be paid by the issuance of 188,442 unregistered shares of AmpliTech's common stock (the "Stock Proceeds") at the closing of the Acquisition. Pursuant to the Purchase Agreement, AmpliTech will file a resale registration statement on Form S-3 registering the Stock Proceeds for resale by Spectrum within 15 days from the closing date.

Within sixty (60) days after the Closing Date, AmpliTech shall prepare and deliver to Seller a statement setting forth its calculation of Closing Working Capital of the Business, according to the terms of the Purchase Agreement. The "Working Capital Adjustment" shall be an amount equal to the Closing Working Capital minus $3,296,427. If the Working Capital Adjustment is a positive number, Buyer shall pay to Seller an amount equal to the Working Capital Adjustment. If the Working Capital Adjustment is a negative number, Seller shall pay to Buyer an amount equal to the Working Capital Adjustment. The Working Capital Adjustment was delivered to the Seller by the due date of February 13, 2022, from the Buyer.  The Working Capital Adjustment totaled a positive $708,076 (amount owed to the Seller).

The Purchase Agreement contains representations, warranties, and covenants believed to be customary for a transaction of this nature, including covenants as to indemnification for breaches of certain representations, warranties and covenants, subject to certain exclusions and caps. Further, the completion of the Acquisition is subject to release of all liens and to the satisfaction of closing conditions, including the continued employment of certain Company employees.

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 and 2019

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Impact of COVID-19

In December 2019, a novel strain of coronavirus ("COVID-19") emerged in China. On March 11, 2020, the World Health Organization declared the outbreak of COVID-19 a pandemic. The extent of the COVID-19 pandemic's continued effect on our operational and financial performance and those of third parties on which the Company relies will depend on future developments, including the duration, spread and intensity of the outbreak, the pace at which jurisdictions across the country re-open and restrictions begin to lift. The ultimate impact of the COVID-19 pandemic is highly uncertain and subject to change. The Company does not yet know the full extent of potential impacts on its business and financing. However, these effects could have a material impact on the Company's liquidity, capital resources, operations and business and those of the third parties on which the Company relies.

Recent Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in ASC Topic 605, Revenue Recognition. This ASU is based on the principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This ASU also requires additional disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer purchase orders, including significant judgments. ASU 2014-09 is effective for annual periods beginning after December 15, 2019, including interim periods within those annual periods. The Company adopted this ASU on January 1, 2019, which resulted in no material changes to the Company's results of operations or balance sheet.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which made changes to the accounting for leases that primarily affect presentation and disclosure requirements. The new standard will require the recognition of a right to use asset and underlying lease liability for operating leases with an initial life in excess of one year. This standard is effective for private companies for years beginning after December 15, 2019. The Company adopted this ASU on January 1, 2019, which resulted in the recognition of an ROU asset and liability in the amount of $172,864 and no material changes to the Company's results of operations.

In August 2018, the FASB issued ASU 2018-15, Intangibles – Goodwill and Other – Internal-Use Software (Subtopic 350-40): Customer's Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract, which aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). ASU 2018-15 is effective for annual periods beginning after December 15, 2019, including interim periods within those annual periods. The Company adopted this ASU on January 1, 2020, which resulted in no material changes to the Company's results of operations or balance sheet.

In June 2016, the FASB issued ASU 2016-13 Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments which requires the measurement and recognition of expected credit losses for financial assets held at amortized cost. ASU 2016-13 replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. ASU 2016-13 is effective for annual reporting periods, and interim periods within those years beginning after December 15, 2019. This pronouncement was amended under ASU 2019-10 to allow an extension on the adoption date for entities that qualify as a small reporting company. The Company has elected this extension and the effective date for the Company to adopt this standard will be for fiscal years beginning after December 15, 2022. The Company has not completed its assessment of the standard but does not expect the adoption to have a material impact on the Company's financial position, results of operations, or cash flows.

The Company currently believes that all other issued and not yet effective accounting standards are not relevant to the Company's financial statements.

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 and 2019

NOTE 3 – REVENUE RECOGNITION

The Company recognized revenue from the sale of IC packaging and lids. Revenue recognized amounted to $7,662,572 and $7,249,441 for the years ended December 31, 2020 and 2019, respectively.

The following table presents the Company's revenues disaggregated by type of customer of such revenue recognized during the years ended December 31, 2020 and 2019:

	December 31,	December 31,
	2020	2019

Device manufacturers	$5,917,473	$5,933,524
Third-party purchasing companies	1,291,015	865,382
Other	454,084	450,535

Total	$7,662,572	$7,249,441

The following table presents the Company's revenues disaggregated by geographic regions of such revenue recognized during the years ended December 31, 2020 and 2019:

	December 31,	December 31,
	2020	2019

Domestic	$4,947,174	$4,891,103
Asia	1,931,900	1,293,339
Europe	755,067	1,034,920
Other	28,431	30,079

Total	$7,662,572	$7,249,441

NOTE 4 – INVENTORY

Inventory consists of the following at December 31, 2020 and 2019:

	December 31,	December 31,
	2020	2019

Finished goods	$3,824,906	$3,576,361
Less: reserve	(789,826)	(638,726)

Inventory, net	$3,035,080	$2,937,635

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 and 2019

NOTE 5 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2020 and 2019:

	December 31,	December 31,
	2020	2019

Computer hardware	$72,790	$64,872
Software	157,280	140,877
Office equipment	4,652	-

Total property and equipment	234,722	205,749
Less: accumulated depreciation	(99,606)	(58,863)

Property and equipment, net	$135,116	$146,886

Depreciation expense for the years ended December 31, 2020 and 2019 was $40,743 and $34,049, respectively.

NOTE 6 – OPERATING LEASES

The Company has one facility lease for an office and warehouse space under long-term leases.

On October 9, 2019, the Company amended their facility lease by extending the lease for an additional 5 years effective on February 1, 2020 and provides a base rent of $24,234 for the first 12 months, which will increase by approximately 3 percent every 12 months. As a result of the lease amendment, the Company remeasured the lease and recognized an additional $1,376,914 lease liability and corresponding ROU asset.

The Company's operating ROU asset and lease liability consisted of the following at December 31, 2020 and 2019:

	December 31,	December 31,
	2020	2019

Operating lease right-of-use asset	$1,115,459	$1,363,256

Lease liability, current portion	280,682	227,562
Lease liability, long-term	897,787	1,157,917
Total operating lease liability	1,178,469	1,385,479

Weighted-average remaining lease term (months)	49	61

Weighted average discount rate	3.75%	3.75%

The components of lease expense consisted of the following for the years ended December 31, 2020 and 2019:

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 and 2019

NOTE 6 – OPERATING LEASES (CONTINUED)

	December 31,	December 31,
	2020	2019

Operating lease cost	$296,742	$198,951
Variable fees	98,423	70,274

Net lease cost	$395,165	$269,225

Future minimum lease payments under operating leases as of December 31, 2020 were as follows:

Year Ending
December 31,	Amount

2021	$298,420
2022	306,735
2023	316,316
2024	326,001
2025	27,234
Total	$1,274,706

Less imputed interest	(96,237)
Total lease liability	$1,178,469

NOTE 7 – NOTES PAYABLE AND LINE OF CREDIT

Notes payable and line of credit consist of the following at December 31, 2020 and 2019:

	Origination	Maturity	Interest	December 31,	December 31,
Lender	Date	Date	Rate	2020	2019

Comerica Bank – Line of credit	10/31/12	Demand	3.50%	$359,500	$496,500
Comerica Bank – Loan payable	08/27/19	09/01/21	5.00%	15,474	35,218
Comerica Bank – SBA PPP loan	05/04/20	04/29/22	1.00%	218,600	-

Total line of credit and notes payable				$593,574	$531,718
Less: current portion				(374,974)	(516,244)
Line of credit and notes payable, net of current portion				$218,600	$15,474

On October 31, 2012, the Company entered into a line of credit agreement with Comerica Bank for up to $1,000,000. The line of credit is due on demand, and bears interest at a rate of 3.5% per annum.

On August 27, 2019, the Company entered into a loan agreement with Comerica Bank for $40,000. The loan is due on September 1, 2021, and bears interest at a rate of 5.0% per annum.

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 and 2019

NOTE 7 – NOTES PAYABLE AND LINE OF CREDIT (CONTINUED)

On May 4, 2020, the Company received a $218,600 Paycheck Protection Program ("PPP") loan from the Small Business Administration ("SBA") under provisions of the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act"). The PPP loan has a two-year term and bears interest at a rate of 1.0% per annum.  Monthly principal and interest payments are deferred for six months after the date of disbursement.  The PPP provides that the PPP loan may be partially or wholly forgiven if the funds are used for certain qualifying expenses as described in the CARES Act. The Company used the proceeds from the PPP loan for qualifying expenses and applied for forgiveness of the PPP loan in accordance with the terms of the CARES Act.  Subsequent to year end, on March 4, 2021, the Company received notice from Comerica Bank that its loan had been forgiven in its entirety by the SBA.

The following is a summary of loans payable payments due for the succeeding five years:

Year Ending
December 31,	Amount

2021	$15,474
2022	218,600

Total	$234,074

NOTE 8 – ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consist of the following at December 31, 2020 and 2019:

	December 31,	December 31,
	2020	2019

Trade accounts payable	$308,054	$196,220
Sales commissions payable	50,018	25,263
Accrued payroll liabilities	209,726	167,973
Other accrued liabilities	19,324	20,564

Total accounts payable and accrued expenses	$587,122	$410,020

NOTE 9 – SUPPLIER AND CUSTOMER CONCENTRATION

Significant customers and suppliers are those that account for greater than ten percent of the Company's revenues and purchases.

In 2020 and 2019, the Company had two customers, whose revenue accounted for 23.9% percent and 25.9% percent of the Company's revenue, respectively.

In 2020 and 2019, the Company purchased a substantial portion of finished goods from three third-party vendors, which compromised 93.6% percent and 93.0% percent of the Company's purchases, respectively. The Company believes there are other suppliers that could be substituted should any of the suppliers become unavailable or non-competitive.

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 and 2019

NOTE 10 – COMMITMENTS AND CONTINGENCIES

There are no legal proceedings which the Company believes will have a material adverse effect on its financial position.

NOTE 11 – SUBSEQUENT EVENTS

On March 4, 2021, the Company received notice from Comerica Bank that its PPP loan had been forgiven in its entirety by the SBA.

By December 10, 2021, the full balance of the Comerica Line of Credit was paid in full.

On December 15, 2021, the acquisition of the Company by AmpliTech was completed. The aggregate purchase price was $10,250,000, subject to certain working capital and other adjustments, of which $750,000 was paid by the issuance of 188,442 unregistered shares of AmpliTech's common at the closing of the Acquisition.

Subsequent to December 31, 2020, the Company paid $2,079,000 in owner distributions.

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